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                                                                 EXHIBIT 1-A(10)

KEMPER INVESTORS LIFE INSURANCE COMPANY 120 South LaSalle Street,
Chicago, Illinois 60603

APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE               [KEMPER GROUP LOGO]


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1   PAYMENT TYPE (% OF GUIDELINE SINGLE PREMIUM)
      / / Single(100%)    /X/ Flexible (90%)     / / Flexible (80%)  Total Premium $5,000          /X/ Enclosed    / / To Follow
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2   ALLOCATIONS
    The initial premium will be allocated to the subaccounts selected in accordance with the policy and prospectus. The selections must total 100%. These percentages may be changed at any time by the owner.
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    /20%/ KILICO Money Market     /20%/ KILICO U.S. Government                  /20%/ KILICO High Yield
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    /20%/  KILICO Total Return    /20%/ KILICO Equity        /   %/                     /    %/
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3   NAME (PROPOSED INSURED)                                   4 SEX             5 BIRTHDATE             6 BIRTHPLACE
       John      J.           Doe                               /X/ M  / /F       1    1    52             Chicago, IL
   FIRST       MIDDLE        LAST                                                MO   DAY   YR
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7   ADDRESS                                              CITY              STATE           ZIP       8 MARTIAL STATUS
    123 Main Street                                       Chicago            IL            60603        M
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9  SOC. SEC. NO.         10 EMPLOYER'S NAME                           ADDRESS
   123-45-6789              County Hospital                             1 N. Main Street
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   CITY                                     STATE                  ZIP               OCCUPATION/DUTIES
   Chicago                                        IL                60603              Physician
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11 NAME OF OWNER (IF OTHER THAN PROPOSED INSURED)                       SOC. SEC. NO.      RELATIONSHIP TO PROPOSED INSURED

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   ADDRESS                                                                 CITY              STATE               ZIP

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12 SEND NOTICES TO:
   /X/ Insured     / / Owner    / / Other:      ADDRESS                       CITY           STATE              ZIP
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13 PRIMARY BENEFICIARY(IES)                                 % EACH IS TO RECEIVE              RELATIONSHIP
   Mary J. Doe                                                  100%                          Spouse
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  CONTINGENT BENEFICIARY(IES)                                % EACH IS TO RECEIVE              RELATIONSHIP
  None
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14 LIST ALL LIFE INSURANCE CURRENTLY IN FORCE
   COMPANY                               ISSUE YEAR           AMOUNT OF LIFE INSURANCE           AMOUNT OF ACCIDENTAL DEATH BENEFIT
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None
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15 Is this policy to replace existing life insurance or annuities? (if yes, complete any required forms)       / / Yes      /X/ No
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16 HAS THE PROPOSED INSURED:
   A.  Within the last 3 years, engaged in any sport or avocation such as flying, skydiving, hang
       gliding scuba diving or racing?                                                                        / / Yes      /X/ No
   B.  smoked cigarettes in the past 12 Months?                                                               / / Yes      /X/ No
   C.  been rated up, postponed or declined for life insurance?                                               / / Yes      /X/ No
   D.  any mental or physical impairment, disease or deformity currently?                                     / / Yes      /X/ No
   E.  been advised to take any medication, or currently is taking medication?                                / / Yes      /X/ No
   F.  been hospitalized or consulted any doctor in the past 5 years?                                         / / Yes      /X/ No
   G.  received medical advice or treatment for the use of alcohol or drugs in the past 5 years?              / / Yes      /X/ No
   H.  ever been treated for heart disease, high blood pressure, stroke, cancer or tumor?                     / / Yes      /X/ No
   I.  ever been treated for kidney or liver disorder, diabetes or a mental or nervous disorder?              / / Yes      /X/ No
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17 HEIGHT              WEIGHT
   6'2"                      180        Has proposed insured lost 10 or more pounds in the last year?         / / Yes      /X/ No
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18 DETAILS OF YES ANSWERS FOR ANY PART OF QUESTION 16 & 17,
   CONDITION (Include routine physical exam)                  DATE         TREATMENT      NAME AND ADDRESS OF PHYSICIAN OR HOSPITAL
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19 PERSONAL PHYSICIAN'S NAME (IF NONE, PLEASE STATE)             ADDRESS                                           CITY
Dr. W. Smith                                                  50 E. Center Street                                  Chicago
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   STATE                ZIP           DATE LAST SEEN       WHY?

      IL                   60606           1-1-87             Physical
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   WHAT TESTS WERE MADE?

                None
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CONTINUED ON REVERSE
L-8005(3/87)

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KEMPER INVESTORS LIFE INSURANCE COMPANY 120 South LaSalle Street,
Chicago, Illinois 60603

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20  SUITABILITY
    A)  Annual Salary $                     B)  Total Assets $                        C)  Total Debts $
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    A)  Annual Salary $                            E)  Other Income $                       Source:
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    /X/ The Proposed Owner declines to answer the foregoing parts of question #20.
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AGREEMENT

I (we) have read all the questions and answers in this application. I (we) declare all responses are true and complete to the best of my (our) knowledge and belief. I (we) promise to tell the Company of any change in the health or habits of the Proposed
Insured that occurs after this application, but before the Policy is delivered to me (us) and the first premium paid.
I (we) agree:

1.     this application, including all its parts, will be the basis for and form part of this Policy;
2.     an Agent has no authority to alter the Company's rules or requirements, this Agreement, the Receipt, or the Policy;
3.     the first premium will not be deemed paid unless any check or draft (given as premium) is paid in accordance with its terms; and
4.     the insurance applied for never takes effect unless, during the lifetime of the Proposal Insured;
       a.    the Policy has been issued, delivered to, and accepted by me (us);
       b.    the required first premium has been paid;
       c.    any amendments issued with the Policy have been completed and signed;
             all while the health and habits of the Proposed
             Insured remain as stared in this application.

AUTHORIZATION FOR THE RELEASE OF INFORMATION TO KEMPER INVESTORS LIFE INSURANCE COMPANY

I (we) authorize any physician, medical practitioner, hospital, clinic, other medical or medically-related facility, insurance or reinsuring company, Medical Information Bureau, consumer reporting agency, employer, or the Veterans Administration, having information available as to advice, diagnosis, treatment, or care or any physical or mental condition concerning me, and any other non-medical information concerning me to give to the Company, its legal representative, the Medical Information Bureau or its reinsurers any and all such information. This shall include information about drugs, alcoholism or mental illness.  This authorization also applies to any minor child proposed for insurance in this application. I understand the information obtained by use of this authorization also applies to any minor child proposed for insurance in this application. I understand the information obtained by use of this authorization will be used by the Company to determine eligibility for insurance. This authorization will be valid for two years from the date signed. I have received and read the notice about investigative consumer reports and the Medical
Information Bureau.  I know that I have a right to receive a copy of this authorization upon request. A exact copy of this authorization is as valid as the original.

/ / I do not wish to have personal information disclosed to non-affiliates of the Company for marketing purposes and the  affiliates of the Company for purposes other than the marketing of insurance products and services.
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RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR KEMPER INVESTORS FUND AND THE KILICO VARIABLE SEPARATE ACCOUNT. THE CASH VALUE
IS BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS AND MAY INCREASE OR DECREASE DAILY.  THIS AMOUNT IS NOT GUARANTEED. THE
AMOUNT OR DURATION OF THE DEATH BENEFIT MAY VARY.

If you want a Statement of Additional Information check here / /
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SIGNATURES OF PROPOSED (IF AGE 15 OR OVER)                           SIGNATURE OF PROPOSED (IF OTHER THAN PROPOSED INSURED)
X     John J. Doe                                                    X
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SIGNED AT                        ON                  ON                           WITNESS (AGENT)
        Chicago                   IL                   1        10     87         X
CITY                           STATE                   MONTH  DAY   YEAR
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AGENT'S REPORT (PLEASE PRINT)
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1.  How long have you known the Proposed Insured?                                    How well?
2.  What is your estimate of the Proposed Insured's gross annual income?   $         Financial worth  $
3.  Nationality of Proposed Insured (if not a U.S. citizen)
4.  To the best of your knowledge, does the policy applied for replace any existing life insurance or annuity?
    (If yes, explain)                                                                                                / /Yes  /X/ No
5.  Is the telephone transfer option requested and the necessary authorization for attached?                         / /Yes  /X/ No
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AGENT NAME                                              KILICO AGENT NUMBER                      TELEPHONE NUMBER

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FIRM NAME                                          TELEPHONE                       MAILING ADDRESS

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CITY                                    STATE                 ZIP         AGENT SIGNATURE
                                                                          X
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SPECIAL REQUESTS

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